Exhibit 99.1

 Top-Line Results from thePhase 3 INVIGORATE-2 Trial in Allergic Conjunctivitis   DATA RELEASE  June 15, 2023  Nasdaq: ALDX  © Aldeyra Therapeutics, Inc. 2023

 Disclaimers and Forward-Looking Statements  This presentation and various remarks which may be made during this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Aldeyra’s possible or assumed future results of operations, expenses and financing needs, business strategies and plans, statements regarding Aldeyra's future expectations, plans and prospects, including, without limitation, statements regarding: Aldeyra's belief in the adequacy of the data it has submitted or plans to submit in the NDAs for reproxalap and ADX-2191; the potential timing for FDA review of such NDAs or the potential for FDA acceptance of such NDAs; the potential for regulatory approval and commencement of commercialization of reproxalap and ADX-2191 and Aldeyra's goals as to timing; the potential profile and benefit of reproxalap in dry eye disease and allergic conjunctivitis and its other product candidates in the indications for which they are developed; and other statements regarding the goals, opportunity and potential for reproxalap, anticipated clinical or regulatory milestones for ADX-2191, ADX-246, ADX-248, and ADX-629 including expectations regarding the results of scheduled FDA meetings, clinical trial initiations and completions and submissions to the FDA; and other statements regarding the goals, opportunity and potential for reproxalap, ADX-2191, ADX-246, ADX-248, ADX-629 and Aldeyra’s other product candidates, and for Aldeyra's business, research, development and regulatory plans or expectations, political, economic, legal, social and health risks, including the COVID-19 pandemic and related public health measures and other responses to it, that may affect Aldeyra’s business or the global economy, the structure, timing and success of Aldeyra’s planned or pending clinical trials, expected milestones, market sizing, pricing and reimbursement, competitive position, regulatory matters, industry environment and potential growth opportunities, among other things. The results of earlier preclinical or clinical trials may not be predictive of future results. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” "could," “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “on track,” “scheduled,” “target,” “design,” “estimate,” “predict,” “contemplates,” “likely,” “potential,” “continue,” “ongoing,” “aim,” “plan,” or the negative of these terms, and similar expressions intended to identify forward-looking statements.   Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Aldeyra’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements reflect Aldeyra’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including the development of, and clinical and regulatory plans or expectations for Aldeyra’s investigational new drugs (including reproxalap and ADX-2191), and systems-based approaches, later developments with the FDA that may be inconsistent with Aldeyra’s expectations and beliefs, including the risk that the results from earlier clinical trials, portions of clinical trials, or pooled clinical data may not accurately predict results of subsequent trials or the remainder of a clinical trial for the same or different indications, inconsistent expectations regarding FDA acceptance and review of the company’s filings and submitted data sets, and Aldeyra’s continuing or post-hoc review and quality control analysis of clinical data. Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements are described in Aldeyra’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as Aldeyra’s subsequent filings with the Securities and Exchange Commission. All of Aldeyra's development plans and timelines may be subject to adjustment depending on funding, recruitment rate, regulatory review, which regulatory review timeline may be flexible and subject to change based on the regulator's workload and other potential review issues, preclinical and clinical results, and other factors any of which could result in changes to Aldeyra’s development plans and programs or delay the initiation, enrolment, completion, or reporting of clinical trials.  In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. The information in this presentation is provided only as of June 15, 2023, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law.

 The Phase 3 INVIGORATE-2 Trial of Reproxalap in Allergic Conjunctivitis Achieved All Primary and Secondary Endpoints  Statistical significance was achieved for:   The primary endpoint of reduction in ocular itching at all prespecified timepoints (P<0.0001)   The key secondary endpoint of reduction in ocular redness (P=0.004)  All secondary endpoints (ocular tearing [P<0.0001] and total ocular severity score [P<0.0001])  †Ann Allergy Asthma Immunol, 108(3): 163-6, 2012. Topical ocular reproxalap is an investigational drug candidate that has been studied in more than 2,400 patients with no observed safety concerns; mild and transient instillation site irritation is the most commonly reported adverse event in clinical trials.   The results are consistent with other allergic conjunctivitis clinical trials of reproxalap: the Phase 3 INVIGORATE Trial, the Phase 3 ALLEVIATE Trial, and a Phase 2 allergen chamber trial.  The observed activity of reproxalap in allergic conjunctivitis may also benefit patients with dry eye disease, approximately half of whom suffer from ocular allergy.†

 The Allergen Chamber:A Demanding Real-World Drug Assessment in Allergic Conjunctivitis  Slide source: Cliantha Research  The allergen chamber   Enables a controlled, environmental allergen exposure that mimics real-world exposure to airborne allergens  Allows for detailed assessment of prophylaxis and treatment with unparalleled standardization  To our knowledge, no other late-stage investigational allergic conjunctivitis drug has been rigorously tested in an allergen chamber.  Patients are exposed to moderate to high levels of ragweed pollen continuously for approximately 3.5 hrs  Drug or vehicle is administered prior to allergen exposure and at 90 minutes, when peak symptoms typically occur  Patient-reported ocular itching and tearing scores, and investigator-assessed ocular redness scores, are obtained approximately every 10 min  4

 The Phase 3 INVIGORATE-2 Allergic Conjunctivitis Trial Design   Design  Randomized, two-way crossover, vehicle-controlled, double-masked allergen chamber challenge design with 0.25% topical ocular reproxalap  Chamber Exposure & Dosing Schedule  3.5 hours continuous allergen exposure  First dose just before chamber entry  Second dose 90 minutes after entry (peak allergy symptoms)  Inclusion/Exclusion Criteria  History of moderate to severe allergic conjunctivitis to ragweed pollen  Itching score of ≥2.5 and redness score ≥2 in baseline chamber assessment  ClinicalTrials.gov Identifier: NCT05234554  Primary Endpoint  Statistical significance in patient-reported ocular itching (0-4 scale) at a majority of 11 timepoints between 110 and 210 minutes  Key Secondary Endpoint  Change from baseline in investigator-assessed ocular redness (0-4 scale) over the duration of the allergen chamber   Secondary Endpoints  Patient-reported ocular tearing score (0-3 scale)  Total ocular severity score (11-point composite of itching, redness & tearing)

 The INVIGORATE-2 Trial Achieved All Primary and Secondary Endpoints     P values derived from mixed effect model of repeated measures analysis. Topical ocular reproxalap is an investigational drug candidate that has been studied in more than 2,400 patients with no observed safety concerns; mild and transient instillation site irritation is the most commonly reported adverse event in clinical trials.  Primary Endpoint:ACHIEVED  Key Secondary Endpoint: ACHIEVED  Both Secondary Endpoints: ACHIEVED  NO Observed Safety or Tolerability Concerns   Statistically significant improvement vs. vehicle (P<0.0001) over all 11 prespecified timepoints of patient-reported ocular itching score from 110-210 minutes in the allergen chamber  Statistically significant improvement vs. vehicle (P=0.004) on key secondary endpoint of investigator-assessed ocular redness over the duration of the allergen chamber  Statistically significant improvement vs. vehicle on secondary endpoints of patient-reported ocular tearing and total ocular severity score achieved (P<0.0001 for both endpoints) over the duration of the allergen chamber  131 subjects enrolled, 130 of whom completed both treatments; no discontinuations due to adverse events

7

# Reproxalap Achieved Primary Endpoint of Reduction in Ocular Itching in the INVIGORATE-2 Trial


Second Dose
Vehicle
Reproxalap
All P values < 0.0001
Primary Endpoint
Assessment Period
for Statistical Significance
of Majority of Time Points
Mean Ocular Itching Score (0 - 4)
0.0
0.5
1.0
1.5
2.0
2.5
First Dose
(Prior to
Chamber Entry)
0
50
100
150
200
250
Minutes After Chamber Entry

## KEY RESULTS

**Primary endpoint** of statistical significance for majority of timepoints **achieved** over prespecified time frame of 110-210 minutes after allergen chamber entry in change from baseline in patient-reported **ocular itching**

**All timepoints** within 110-210 minutes **statistically significant** in favor of reproxalap (P<0.0001 for each timepoint)

**Prophylactic and treatment** effects of reproxalap demonstrated

P values derived from mixed effect model of repeated measures analysis. Topical ocular reproxalap is an investigational drug candidate that has been studied in more than 2,400 patients with no observed safety concerns; mild and transient instillation site irritation is the most commonly reported adverse event in clinical trials.

aldeyra

 Reproxalap Achieved Key Secondary Endpoint of Reduction in Ocular Redness in the INVIGORATE-2 Trial  Key secondary endpoint of statistical significance in change from baseline in investigator-assessed ocular redness over the entire chamber achieved (P=0.004)   Prophylactic and treatment effects of reproxalap demonstrated  KEY RESULTS    P values derived from mixed effect model of repeated measures analysis. Topical ocular reproxalap is an investigational drug candidate that has been studied in more than 2,400 patients with no observed safety concerns; mild and transient instillation site irritation is the most commonly reported adverse event in clinical trials.

9

# Reproxalap Achieved Secondary Endpoint of Reduction in Ocular Tearing in the INVIGORATE-2 Trial


Mean Ocular Tearing Score (0 - 3)
0.0
0.5
1.0
1.5
Vehicle
Reproxalap
Second Dose
P < 0.0001
First Dose
(Prior to
Chamber Entry)
0
50
100
150
200
250
Minutes After Chamber Entry

## KEY RESULTS

**Secondary endpoint** of statistical significance in change from baseline in patient-reported **ocular tearing score** over the entire allergen chamber **achieved** (P<0.0001)

**Prophylactic and treatment** effects of reproxalap demonstrated

P values derived from mixed effect model of repeated measures analysis. Topical ocular reproxalap is an investigational drug candidate that has been studied in more than 2,400 patients with no observed safety concerns; mild and transient instillation site irritation is the most commonly reported adverse event in clinical trials.

aldeyra

10

# Reproxalap Achieved Secondary Endpoint of Reduction in Total Ocular Severity Score in the INVIGORATE-2 Trial



Mean Total Ocular Severity Score
(0 - 11)
0
1
2
3
4
5
Vehicle
Reproxalap
Second Dose
P < 0.0001
First Dose
(Prior to
Chamber Entry)
0
50
100
150
200
250
Minutes After Chamber Entry

## KEY RESULTS

**Secondary endpoint** of statistical significance in **total ocular severity score**, a composite of patient-reported ocular itching and tearing scores and investigator-assessed ocular redness score over the entire allergen chamber, **achieved** (P<0.0001)

**Prophylactic and treatment** effects of reproxalap demonstrated

P values derived from mixed effect model of repeated measures analysis. Topical ocular reproxalap is an investigational drug candidate that has been studied in more than 2,400 patients with no observed safety concerns; mild and transient instillation site irritation is the most commonly reported adverse event in clinical trials.

aldeyra

 Reproxalap Was Generally Well Tolerated and No Safety Concerns Were Observed in the INVIGORATE-2 Trial  No observed safety or tolerability concerns  No discontinuations due to adverse events  Consistent with other topically administered drugs, most common treatment-emergent adverse events related to transient instillation site irritation  No observed clinically significant findings on safety assessments, including:  visual acuity   intraocular pressure  slit lamp biomicroscopy  dilated fundoscopy  TOPICAL OCULAR REPROXALAP   administered to more than       Topical ocular reproxalap is an investigational drug candidate that has been studied in more than 2,400 patients with no observed safety concerns; mild and transient instillation site irritation is the most commonly reported adverse event in clinical trials.  2,400 patients   21 clinical trials  across

 Reproxalap Demonstrated Consistent Improvement in Ocular Itching Symptoms Across Late-Stage Allergic Conjunctivitis Clinical Trials  Consistent statistically significant symptomatic activity of reproxalap over vehicle in patients with allergic conjunctivitis demonstrated across Phase 2 and Phase 3 allergen chamber trials  Large effect sizes suggest clinically meaningful difference between reproxalap and vehicle in reduction of patient-reported ocular itching  KEY RESULTS  Topical ocular reproxalap is an investigational drug that has been studied in over 2,400 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical trials. Effect size is change from baseline divided by baseline standard deviation. CI = confidence interval.

 Reproxalap Demonstrated Consistent Reduction of Ocular Redness Across Two Distinct Crossover Chamber Challenge Models of Ocular Surface Disease  Consistent statistically significant activity of reproxalap over vehicle in reduction of ocular redness demonstrated across Phase 2 and Phase 3 chamber trials in allergic conjunctivitis and dry eye disease  Overall effect size exceeds clinically relevant threshold of 0.5 for ocular redness between reproxalap and vehicle  KEY RESULTS   Topical ocular reproxalap is an investigational drug that has been studied in over 2,400 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical trials. Effect size is change from baseline divided by baseline standard deviation. CI = confidence interval.

 Allergic Conjunctivitis and Dry Eye Disease Are Interrelated Inflammatory Ocular Surface Diseases  Slide sources: *Concepts adapted from “The Whipsaw of Allergic Dry Eye” by Mark B. Abelson, MD and Lauren Lilyestrom in REVIEW of Ophthalmology; October 2008; and Ann Allergy Asthma Immunol, 108(3): 163-6, 2012.  POLLUTANTS  “The clear interaction of allergy, dry eye and environmental irritants makes untangling their etiology in prevalence studies difficult.”*  Dry Eye Disease  Allergic Conjunctivitis  Allergic response can compromise tear film  Dry eye inflammation can enhance allergic response  Dry, polluted environments exacerbate both conditions  POLLENS  Allergens  Irritating Air  PARCHED ENVIRONMENTS

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# Aldeyra Has Submitted What is Believed to be the Most Comprehensive Dry Eye Disease NDA, which Includes Symptoms and Multiple Signs†

## Ocular Dryness Symptom Score

### Phase 3 RENEW–Part 1


P=0.0004
Dryness Symptom Score Change from Baseline ± SEM
Vehicle
Reproxalap
Treatment Day

### Formulation Phase 2‡


P=0.03
Dryness Symptom Score Change from Baseline ± SEM
Vehicle
Reproxalap Alternate Formulation
Treatment Day

## Ocular Redness

### Phase 2 Dry Eye Chamber Trial‡


P=0.016
Vehicle
Reproxalap
0.00
0.05
0.10
0.15
0.20
0.25
Ocular Redness in Dry Eye Chamber Mean Change from Baseline ± SEM

### Crossover Trial


Second Dose
Vehicle
Reproxalap
P=0.0004
Mean Ocular Redness Score (0 - 4)
Minutes in Dry Eye Chamber

## Schirmer Test

### Phase 3 TRANQUILITY-2 Trial


P=0.0001
Reproxalap
Vehicle
Schirmer Test (mm) Change from Baseline ± SEM
Baseline (Screening)
Pre-Dose 4 (Day 1)
Post-Dose 4 (Day 1)

### Crossover Trial


Reproxalap
Vehicle
P=0.0005
Mean Schirmer Test (mm)
Pre-Dose #4
Post-Dose #4

## ≥10 mm Schirmer Test Responder Analysis

### Phase 3 TRANQUILITY-2 Trial

**Change from Baseline**

| | |
|---|---|
| Odds ratio | 2.625 |
| P value versus vehicle | <0.0001 |

**Raw Score**

| | |
|---|---|
| Odds ratio | 1.551 |
| P value versus vehicle | 0.0361 |

†The NDA submission includes a combination of primary, secondary, multiplicity-adjusted, and nominal P-value endpoints. ‡Adequate and well-controlled Phase 2 or Phase 3 clinical trials can be submitted as pivotal. **NDA** = New Drug Application, **SEM** = standard error of the mean. Topical ocular reproxalap is an investigational drug candidate that has been studied in more than 2,300 patients with no observed safety concerns; mild and transient instillation site irritation is the most commonly reported adverse event in clinical trials.

16

# Upcoming Planned Clinical Milestones

**Reproxalap**

**Dry Eye Disease**
PDUFA date of November 23, 2023†

**ADX-2191**

**Primary Vitreoretinal Lymphoma**
PDUFA date of June 21, 2023†

**Proliferative Vitreoretinopathy**
Type C meeting with FDA to discuss completion of clinical development planned for H2 2023

**Retinitis Pigmentosa**
Phase 2 clinical trial top-line results expected in Q2 2023‡

**ADX-629**

**Atopic Dermatitis (Part 1), Chronic Cough, Idiopathic Nephrotic Syndrome (Part 1), and Sjögren-Larsson Syndrome***
Phase 2 clinical trial top-line results expected in 2023‡

**Moderate Alcohol-Associated Hepatitis**
Initiation of Phase 2 clinical trial expected in H2 2023‡

†Regulatory review timelines are flexible and subject to change based on the regulator's workload and other potential review issues. ‡The timing of ongoing clinical trials depends, in part, on the availability of clinical research facilities and staffing, and the ability to recruit patients. *Investigator sponsored.

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